Exhibit 99.1

DPW Holdings’ Coolisys Technologies Completes Acquisition of Enertec Systems
Enertec Systems is Israel’s Largest Private Manufacturer of Military Electronic Systems

Newport Beach, Calif., May 23, 2018 (GLOBE NEWSWIRE) -- DPW Holdings, Inc. (NYSE American: DPW) ("DPW" or the "Company"), a diversified holding company, announced today that one of the Company’s subsidiaries, Coolisys Technologies, Inc., a technology-centric company dedicated to servicing the defense and aerospace sectors as well as industrial and medical sector businesses worldwide has completed the acquisition of Enertec Systems 2001 Ltd. ("Enertec"), a 22 year-old private company,  Israel’s largest private developer and manufacturer of specialized electronic systems for the aerospace and defense markets. Enertec generated over $8 million in annual revenue for its fiscal year ended December 31, 2017.

Enertec is recognized for providing multi-purpose turnkey systems designed to serve in harsh environments and battlefield conditions. Applications and products include mission computers, missiles launchers, command and control systems, automatic testing systems and power supply systems. Products and solutions are implemented in land and naval combat electronic systems, command and control centers, simulators and missiles systems. Enertec also provides precise calibrated solutions for medical OEMs. The acquisition of Enertec expands Coolisys' advanced technology development as well as its manufacturing footprint and increases Coolisys’ capabilities with the addition of over 70 skilled employees, most of whom are engineers with proven military experience. Enertec was a subsidiary of Micronet Enertec Technologies, Inc., an entity until recently listed on the Nasdaq Capital Market ("MICT").

Commenting on the transaction, Coolisys’ President and CEO Amos Kohn stated, "The purchase of Enertec marks a major step in continuing to execute our acquisition growth strategy in 2018. We are very pleased that, through this strategic acquisition, we will realize an increase in our sales revenues, an expansion of our customer base, and Coolisys will benefit from Enertec's innovative technology. Additionally, Coolisys will increase its technological and manufacturing capabilities, thereby positioning itself as an advanced aerospace and defense technology supplier for major strategic defense programs. Further, Enertec may provide synergistic opportunities that Coolisys may leverage through its worldwide divisions and affiliated entities. We strongly believe that the acquisition of Enertec will also invigorate Coolisys’ endeavors in the growing medical and commercial electronics sectors in both international and domestic markets." Mr. Kohn added, "Coolisys, with Enertec’s assistance, will target the U.S. Department of Defense's Foreign Military Sales (FMS) and Military Financing (FMF) programs as well as expand its sales by offering its new product and services portfolios to other global defense markets such as India, members of NATO, other countries and agencies."

Coolisys paid to the seller $4,772,520 in cash and assumed $4,288,439 revolving debt of Enertec to certain banks. Concurrently with the closing of the transaction, Coolisys made certain cash payments to reduce the revolving credit lines to Enertec from certain banks and to support Enertec’s longer-term manufacturing contracts.

ABOUT DPW HOLDINGS, INC.
Headquartered in Newport Beach, CA, DPW Holdings, Inc. (www.DPWHoldings.com), is a diversified holding company with a growth strategy of acquiring undervalued assets, disruptive technologies, sustainable solutions, and exciting ventures for incubation and development to their full potential for long-term growth and investor returns.

DPW, through its wholly-owned subsidiary, Coolisys Technologies, Inc., is dedicated to providing world-class technology-based solutions for critical applications and lifesaving services, in which innovation is the main driver. Coolisys serves the defense, aerospace, naval, homeland security, medical, telecom, datacom, and industrial markets. Its growth strategy targets core markets that are characterized by “high barriers to entry” and that require specialized products and services that are not likely to be commoditized. Through its portfolio companies, Coolisys develops and manufactures cutting-edge switching power products and power solutions utilizing its customized digital power management and resonant topology to achieve the highest efficiency and highest density power converters and inverters; specialized complex airborne high-frequency, radio frequency (RF), and microwave detector-log video amplifiers (DLVA); very high-frequency filters; and naval power conversion and distribution equipment. Coolisys provides its technology and services through its three primary groups: the Power Solutions Group (PSG); the Defense and Aerospace Solutions Group (DSG); and the Advanced Service Industries (ASI) Group. Coolisys manages five divisions, including Digital Power Corporation, www.DigiPwr.com, a leading provider of power electronics technology based in Northern California; Digital Power Limited dba Gresham Power Ltd., www.GreshamPower.com, a designer and manufacturer of power distribution systems primarily for Naval use based in Salisbury, UK; Microphase Corporation, www.MicroPhase.com , a designer and manufacturer of microwave electronics technology based in Shelton, CT; Power-Plus Technical Distributors, www.Power-Plus.com, a value-added distributor based in Sonora, CA; and Enertec Systems, a developer and manufacturer of specialized advanced electronic systems for the defense and aerospace sectors based in Karmiel, Israel.

Digital Power Lending, LLC, www.DigitalPowerLending.com, a wholly owned subsidiary of the Company, is based in Fremont, CA, and is a California private lending company operating under Financial Lender’s License ##60DBO-77905 dedicated to strategically providing capital to small and middle size businesses for an equity interest in addition to loan fees and interest. Super Crypto Mining, Inc. www.SuperCryptoMining.com is a wholly-owned subsidiary of the Company, is based in Fremont CA that leverages its engineering expertise and existing locations to create crypto currency mining facilities across the globe. Super Crypto Mining, Inc. operates the branded division, Super Crypto Power, www.SuperCryptoPower.com. Excelo, LLC, www.Excelo.com, a wholly-owned subsidiary of the Company, is a national search firm specializing in fulfilling strategic executive, professional and hi-tech placements for businesses delivering world-class services. DPW Holdings, Inc.’s headquarters is located at 201 Shipyard Way, Suite E, CA 92663; www.DPWHoldings.com. For Investor inquiries: IR@DPWHoldings.com or 1-888-753-2235.

Forward-Looking Statements
The foregoing release contains “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the acquisition and the ability to consummate the acquisition. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. More information, including potential risk factors, that could affect the Company’s business and financial results are included in the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s Forms 10-K, 10-Q and 8-K. All filings are available at www.sec.gov and on the Company’s website at www.DPWHoldings.com.